Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2024	2023
Net sales	$4,492	$4,884
Cost of goods sold	2,550	2,771
Research and development expense	332	316
Selling, general and administrative expenses	736	726
Amortization of intangibles	177	160
Restructuring and asset related charges - net	75	33
Other income (expense) - net	(99)	(71)
Interest expense	41	31
Income (loss) from continuing operations before income taxes	482	776
Provision for (benefit from) income taxes on continuing operations	106	169
Income (loss) from continuing operations after income taxes	376	607
Income (loss) from discontinued operations after income taxes	47	(8)

Net income (loss)	423	599

Net income (loss) attributable to noncontrolling interests	4	4

Net income (loss) attributable to Corteva	$419	$595

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$0.53	$0.85
Basic earnings (loss) per share of common stock from discontinued operations	0.07	(0.01)
Basic earnings (loss) per share of common stock	$0.60	$0.84

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$0.53	$0.84
Diluted earnings (loss) per share of common stock from discontinued operations	0.07	(0.01)
Diluted earnings (loss) per share of common stock	$0.60	$0.83

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	700.4	712.9
Diluted	702.8	716.2

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	March 31, 2024	December 31, 2023	March 31, 2023
Assets
Current assets
Cash and cash equivalents	$1,505	$2,644	$1,646
Marketable securities	153	98	85
Accounts and notes receivable, net	7,906	5,488	8,678
Inventories	6,183	6,899	6,585
Other current assets	1,416	1,131	1,335
Total current assets	17,163	16,260	18,329
Investment in nonconsolidated affiliates	123	115	87
Property, plant and equipment	9,013	8,956	8,633
Less: Accumulated depreciation	4,807	4,669	4,362
Net property, plant and equipment	4,206	4,287	4,271
Goodwill	10,553	10,605	10,508
Other intangible assets	9,446	9,626	10,137
Deferred income taxes	551	584	508
Other assets	1,583	1,519	1,660
Total Assets	$43,625	$42,996	$45,500

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$2,148	$198	$3,787
Accounts payable	3,606	4,280	3,957
Income taxes payable	311	174	298
Deferred revenue	2,694	3,406	2,712
Accrued and other current liabilities	2,573	2,351	2,477
Total current liabilities	11,332	10,409	13,231
Long-term debt	2,492	2,291	1,241
Other noncurrent liabilities
Deferred income tax liabilities	753	899	1,255
Pension and other post employment benefits - noncurrent	2,453	2,467	2,242
Other noncurrent obligations	1,587	1,651	1,692
Total noncurrent liabilities	7,285	7,308	6,430

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at March 31, 2024 - 697,800,000; December 31, 2023 - 701,260,000; and March 31, 2023 - 710,678,000	7	7	7
Additional paid-in capital	27,468	27,748	27,844
Retained earnings (accumulated deficit)	302	(41)	487
Accumulated other comprehensive income (loss)	(3,010)	(2,677)	(2,739)
Total Corteva stockholders' equity	24,767	25,037	25,599
Noncontrolling interests	241	242	240
Total equity	25,008	25,279	25,839
Total Liabilities and Equity	$43,625	$42,996	$45,500

Corteva, Inc.
Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2024	2023
Operating activities

Net income (loss)	$423	$599
(Income) loss from discontinued operations after income taxes	(47)	8
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	307	287
Provision for (benefit from) deferred income tax	(152)	(85)
Net periodic pension and OPEB (credits) costs	41	36
Pension and OPEB contributions	(53)	(50)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(5)	1
Restructuring and asset related charges - net	75	33
Other net loss	141	48
Changes in operating assets and liabilities, net
Accounts and notes receivable	(2,546)	(2,705)
Inventories	618	324
Accounts payable	(615)	(907)
Deferred revenue	(700)	(685)
Other assets and liabilities	(93)	(206)
Cash provided by (used for) operating activities - continuing operations	(2,606)	(3,302)
Cash provided by (used for) operating activities - discontinued operations	(3)	(9)
Cash provided by (used for) operating activities	(2,609)	(3,311)
Investing activities
Capital expenditures	(148)	(151)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	5	21
Acquisitions of businesses - net of cash acquired	—	(1,463)
Investments in and loans to nonconsolidated affiliates	—	—
Purchases of investments	(132)	—
Proceeds from sales and maturities of investments	7	40
Proceeds from settlement of net investment hedge	—	42
Other investing activities, net	(2)	—
Cash provided by (used for) investing activities	(270)	(1,511)
Financing activities
Net change in borrowings (less than 90 days)	656	3,084
Proceeds from debt	1,675	626
Payments on debt	(190)	(56)
Repurchase of common stock	(252)	(252)
Proceeds from exercise of stock options	8	7
Dividends paid to stockholders	(112)	(107)
Other financing activities, net	(19)	(28)
Cash provided by (used for) financing activities	1,766	3,274
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(31)	(2)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(1,144)	(1,550)
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,158	3,618
Cash, cash equivalents and restricted cash equivalents at end of period	$2,014	$2,068

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
SEGMENT NET SALES - SEED	2024	2023
Corn	$2,087	$1,979
Soybean	292	269
Other oilseeds	245	301
Other	127	146
Seed	$2,751	$2,695

	Three Months Ended March 31,
SEGMENT NET SALES - CROP PROTECTION	2024	2023
Herbicides	$886	$1,242
Insecticides	373	409
Fungicides	295	359
Other	187	179
Crop Protection	$1,741	$2,189

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - SEED	2024	2023
North America [1]	$1,471	$1,323
EMEA [2]	918	1,012
Latin America	271	259
Asia Pacific	91	101
Rest of World [3]	1,280	1,372
Net Sales	$2,751	$2,695

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2024	2023
North America [1]	$616	$879
EMEA [2]	670	801
Latin America	244	293
Asia Pacific	211	216
Rest of World [3]	1,125	1,310
Net Sales	$1,741	$2,189

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2024
Net Sales (GAAP)	$4,492
Add: Impacts from Currency and Portfolio	84
Organic Sales (Non-GAAP)	$4,576

	Three Months Ended March 31,
OPERATING EBITDA	2024	2023
Seed	$748	$652
Crop Protection	310	603
Corporate Expenses	(24)	(24)
Operating EBITDA (Non-GAAP)	$1,034	$1,231

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended March 31,
	2024	2023
Income (loss) from continuing operations after income taxes (GAAP)	$376	$607
Provision for (benefit from) income taxes on continuing operations	106	169
Income (loss) from continuing operations before income taxes (GAAP)	482	776
Depreciation and amortization	307	287
Interest income	(35)	(40)
Interest expense	41	31
Exchange (gains) losses[1]	59	36
Non-operating (benefits) costs[2]	52	43
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	1	15
Significant items (benefit) charge[3]	127	83
Operating EBITDA (Non-GAAP)	$1,034	$1,231

1.Refer to page A-12 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the Company as pre-tax income or expense.
3.Refer to page A-8 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q1 2024 vs. Q1 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(115)	(5)%	$(119)	(5)%	—%	(5)%	—%	—%
EMEA[2]	(225)	(12)%	(103)	(6)%	7%	(13)%	(5)%	(1)%
Latin America	(37)	(7)%	(81)	(15)%	(4)%	(11)%	4%	4%
Asia Pacific	(15)	(5)%	(5)	(2)%	1%	(3)%	(4)%	1%
Rest of World	(277)	(10)%	(189)	(7)%	4%	(11)%	(3)%	—%
Total	$(392)	(8)%	$(308)	(6)%	3%	(9)%	(2)%	—%

SEED
	Q1 2024 vs. Q1 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$148	11%	$147	11%	3%	8%	—%	—%
EMEA[2]	(94)	(9)%	2	—%	10%	(10)%	(5)%	(4)%
Latin America	12	5%	(2)	(1)%	6%	(7)%	6%	—%
Asia Pacific	(10)	(10)%	(5)	(5)%	8%	(13)%	(5)%	—%
Rest of World	(92)	(7)%	(5)	(1)%	9%	(10)%	(3)%	(3)%
Total	$56	2%	$142	5%	6%	(1)%	(2)%	(1)%

CROP PROTECTION
	Q1 2024 vs. Q1 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(263)	(30)%	$(266)	(30)%	(5)%	(25)%	—%	—%
EMEA	(131)	(16)%	(105)	(13)%	4%	(17)%	(4)%	1%
Latin America	(49)	(17)%	(79)	(27)%	(13)%	(14)%	3%	7%
Asia Pacific	(5)	(2)%	—	—%	(2)%	2%	(3)%	1%
Rest of World	(185)	(14)%	(184)	(14)%	(1)%	(13)%	(2)%	2%
Total	$(448)	(20)%	$(450)	(21)%	(3)%	(18)%	(1)%	2%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q1 2024 vs. Q1 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$108	5%	$149	8%	7%	1%	(2)%	(1)%
Soybeans	23	9%	23	9%	2%	7%	—%	—%
Other oilseeds[2]	(56)	(19)%	(9)	(3)%	10%	(13)%	(7)%	(9)%
Other	(19)	(13)%	(21)	(14)%	(1)%	(13)%	1%	—%
Total	$56	2%	$142	5%	6%	(1)%	(2)%	(1)%

CROP PROTECTION PRODUCT LINE
	Q1 2024 vs. Q1 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(356)	(29)%	$(355)	(29)%	(4)%	(25)%	—%	—%
Insecticides	(36)	(9)%	(16)	(4)%	1%	(5)%	(5)%	—%
Fungicides	(64)	(18)%	(57)	(16)%	(1)%	(15)%	(2)%	—%
Other	8	4%	(22)	(12)%	(4)%	(8)%	(2)%	18%
Total	$(448)	(20)%	$(450)	(21)%	(3)%	(18)%	(1)%	2%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.
2.Other during the three months ended March 31, 2023 includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-8 for further detail on significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended March 31,
	2024	2023
Seed	$(16)	$(6)
Crop Protection	(97)	(71)
Corporate	(14)	(6)
Total significant items before income taxes	$(127)	$(83)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[5]		($ Per Share)
	2024	2023	2024	2023	2024	2023
1st Quarter
Restructuring and asset related charges, net[1]	$(75)	$(33)	$(56)	$(25)	$(0.08)	$(0.03)
Estimated settlement expense[2]	(54)	(49)	(41)	(37)	(0.06)	(0.05)
Inventory write-offs[3]	—	(4)	—	(4)	—	(0.01)
Gain (loss) on sale of assets and equity investments[3]	4	3	3	1	0.01	—
Seed sale associated with Russia Exit[3]	—	19	—	14	—	0.02
Acquisition-related costs[4]	(2)	(19)	(1)	(17)	—	(0.02)
1st Quarter — Total	$(127)	$(83)	$(95)	$(68)	$(0.13)	$(0.09)

1.First quarter 2024 includes restructuring and asset related benefits (charges) of $(75). The charges primarily relate to a $(55) charge associated with the Crop Protection Operations Strategy Restructuring Program and a $(20) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

First quarter 2023 includes restructuring and asset related benefits (charges) of $(33). The charges primarily relate to a $(11) charge associated with the 2022 Restructuring Actions and a $(16) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

2.First quarter 2024 and 2023 included estimated Lorsban® related charges of $(54) and $(49), respectively.

3.First quarter 2024 includes a benefit of $4 relating related to the 2022 Restructuring Actions consisting of a gain on the sale of assets. First quarter 2023 includes a benefit of $19 relating to the sale of seeds already under production in Russia when the decision to exit the country was made and that the Company was contractually required to purchase, which consisted of $41 of net sales and $22 of cost of goods sold. First quarter 2023 also includes a benefit (charge) of $(11) and $(4) associated with activities related to the 2022 Restructuring Actions consisting of a loss on the sale of the Company's interest in an equity investment and inventory write-offs.

4.First quarter 2024 and 2023 includes acquisition-related costs relating to third-party integration costs associated with the completed acquisitions of Stoller and Symborg. The first quarter 2023 also includes transaction costs and the recognition of the inventory fair value step-up.

5.Unless specifically addressed in the notes above, the income tax effect on significant items was calculated based upon the enacted laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding non-operating (benefits) costs, amortization of intangibles (existing as of Separation), net unrealized gain or loss from mark-to-market activity on certain foreign currency derivative instruments that do not qualify for hedge accounting, and significant items.

	Three Months Ended March,
	2024	2023	2024	2023
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$372	$603	$0.53	$0.84
Less: Non-operating benefits (costs), after tax [1]	(40)	(33)	(0.06)	(0.05)
Less: Amortization of intangibles (existing as of Separation), after tax	(117)	(118)	(0.17)	(0.16)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(1)	(11)	—	(0.02)
Less: Significant items benefit (charge), after tax	(95)	(68)	(0.13)	(0.09)
Operating Earnings (Loss) (Non-GAAP)[2]	$625	$833	$0.89	$1.16

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the Company as pre-tax income or expense.

2.Refer to page A-10 for the Non-GAAP reconciliation of operating EBITDA to operating earnings (loss) per share.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended March 31,
	2024	2023
Operating EBITDA (Non-GAAP)[1]	$1,034	$1,231
Depreciation	(130)	(127)
Amortization of intangibles (post Separation)	(23)	(6)
Interest Income	35	40
Interest Expense	(41)	(31)
(Provision for) benefit from income taxes on continuing operations before significant items, non-operating benefits (costs), amortization of intangibles (existing as of Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	(194)	(245)
Base income tax rate from continuing operations (Non-GAAP)[1]	22.1%	22.1%
Exchange gains (losses), after tax[2]	(52)	(25)
Net (income) loss attributable to non-controlling interests	(4)	(4)
Operating Earnings (Loss) (Non-GAAP)[1]	$625	$833
Diluted Shares (in millions)	702.8	716.2
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$0.89	$1.16

1.Refer to pages A-5 through A-7, A-9 and A-11 for Non-GAAP reconciliations.
2.Refer to page A-12 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended March 31,
	2024	2023
Income (loss) from continuing operations before income taxes (GAAP)	$482	$776
Add: Significant items (benefit) charge [1]	127	83
Non-operating (benefits) costs	52	43
Amortization of intangibles (existing as of Separation)	154	154
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	1	15
Less: Exchange gains (losses)[2]	(59)	(36)
Income (loss) from continuing operations before income taxes, significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$875	$1,107

Provision for (benefit from) income taxes on continuing operations (GAAP)	$106	$169
Add: Tax benefits on significant items (benefit) charge[1]	32	15
Tax expenses on non-operating (benefits) costs	12	10
Tax benefits on amortization of intangibles (existing as of Separation)	37	36
Tax benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	—	4
Tax benefits on exchange gains (losses)[2]	7	11
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$194	$245

Effective income tax rate (GAAP)	22.0%	21.8%
Significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	0.9%	—%
Tax rate from continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	22.9%	21.8%
Exchange gains (losses), net effect[2]	(0.8)%	0.4%
Base income tax rate from continuing operations (Non-GAAP)	22.1%	22.1%

1. See page A-8 for further detail on the Significant Items.
2. See page A-12 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains (Losses)
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended March 31,
	2024	2023
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$23	$(30)
Local tax (expenses) benefits	(10)	9
Net after tax impact from subsidiary exchange gains (losses)	$13	$(21)

Hedging Program Gain (Loss)
Pre-tax exchange gains (losses)	$(82)	$(6)
Tax (expenses) benefits	17	2
Net after tax impact from hedging program exchange gains (losses)	$(65)	$(4)

Total Exchange Gain (Loss)
Pre-tax exchange gains (losses)	$(59)	$(36)
Tax (expenses) benefits	7	11
Net after tax exchange gains (losses)	$(52)	$(25)

Non-Controlling Interest Adjustment	$1	$—

Net after-tax exchange gain (loss) attributable to Corteva	$(51)	$(25)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Free Cash Flow (Non-GAAP)
Free Cash Flow is defined as cash provided by (used for) operating activities – continuing operations, less capital expenditures.

Twelve Months Ended December 31, 2023

Cash provided by (used for) operating activities - continuing operations (GAAP)	$1,809
Less: Capital expenditures	(595)
Free Cash Flow (Non-GAAP)	$1,214

	Twelve Months Ended December 31, 2024[1]
	Low End	High End
Cash provided by (used for) operating activities - continuing operations (GAAP)	$2,130	$2,630
Less: Capital expenditures	(630)	(630)
Free Cash Flow (Non-GAAP)	$1,500	$2,000

1.This represents the reconciliation of the Company's range provided for its forward-looking non-GAAP financial measure relating to Free Cash Flow.